Exhibit 10.24
TENTH AMENDMENT TO THE
EXTANT, INC. 401(k) PLAN
WHEREAS, Dynegy Inc., a Delaware corporation (“Dynegy”), maintains the Extant, Inc. 401(k) Plan (the “Extant Plan”) for the benefit of the certain eligible employees;
WHEREAS, Dynegy also maintains the Dynegy Inc. 401(k) Savings Plan (the “Plan”) for the benefit of certain other of its eligible employees;
WHEREAS, Dynegy and its delegates are authorized and empowered to amend the Extant Plan pursuant to Section 14.1 of the Extant Plan, and to merge the Extant Plan in accordance with Section 15.3 of the Extant Plan;
WHEREAS, Dynegy and its delegates are authorized and empowered to amend the Plan pursuant to Section 16.1 of the Plan; and
WHEREAS, Dynegy now desires to effect a merger of the Extant Plan into the Plan, effective as of April 1, 2008.
NOW, THEREFORE, the Extant Plan is amended, effective April 1, 2008, to merge it with the Plan.
* * *
IN WITNESS WHEREOF, the undersigned has caused this Tenth Amendment to the Extant Plan to be executed on the date indicated below, to be effective as provided above.

DYNEGY INC., a Delaware corporation

By: Title:	/s/ Julius Cox Chairman of the BPC
Date:	March 31, 2008